EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sona Mobile Holdings Corp. (the ‘‘Company’’) on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), we, John Bush, Chief Executive Officer of the Company, and John C. Rudy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 31, 2004	/s/ JOHN BUSH
John Bush Chief Executive Officer
/s/ JOHN C. RUDY
John C. Rudy Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sona Mobile Holdings Corp. (the "Issuer’’) and will be retained by the Issuer and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-B, this certification is being ‘‘furnished’’ as Exhibit 32.1 to the Issuer’s annual report and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.